SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)      May 20, 2003
                                                   -----------------------------


                            Nicolet Bankshares, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

          Wisconsin                   0-50248                  47-0871001
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       (State or Other        (Commission File Number)      (I.R.S. Employer
Jurisdiction of Incorporation)                             Identification No.)


                          110 South Washington Street
                              Green Bay, WI 54301
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code     (920) 430-1400
                                                    ----------------------------


                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM  4.   CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     On May 20, 2003, Nicolet Bankshares, Inc. (the "Company") dismissed Porter Keadle Moore, LLP ("Porter Keadle Moore") as its independent accountants and changed its independent accountants to McGladrey & Pullen, LLP ("McGladrey & Pullen"). Management anticipates, however, that Porter Keadle Moore will render consulting and other non-audit services to the Company in the future.

     Prior to such dismissal, the Company did not consult with McGladrey & Pullen regarding the application of accounting principles to a specific completed or contemplated transaction or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with McGladrey & Pullen regarding the type of audit opinion that might be rendered on the Company's consolidated financial statements.

     The reports of Porter Keadle Moore on the Company's consolidated financial statements for the fiscal years ended December 31, 2002, 2001 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the fiscal years ended December 31, 2002, 2001 and 2000 and during the subsequent interim period preceding the Company's dismissal of Porter Keadle Moore, there have been no disagreements with Porter Keadle Moore on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Porter Keadle Moore, would have caused such firm to make reference to the subject matter of the disagreement(s) in connection with its report.

     The Company's Audit Committee participated in and approved the decision to change the Company's independent accountants.

     The Company has requested that Porter Keadle Moore furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated May 22, 2003, is filed as Exhibit 16 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     a.   Exhibits

          16. Letter from Porter Keadle Moore regarding change in certifying accountant, dated May 22, 2003.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NICOLET BANKSHARES, INC.


Date: May 22, 2003                              By: /s/ Jacqui A. Engebos
                                                   -----------------------------
                                                   Jacqui A. Engebos
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION


Exhibit 16      Letter from Porter Keadle Moore dated May 22, 2003.




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